Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 22, 2006

by and among

HOSPITALITY PROPERTIES TRUST,

as Borrower

Each of

WACHOVIA CAPITAL MARKETS, LLC,

and

ROYAL BANK OF SCOTLAND PLC,

as Joint Lead Arrangers

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE ROYAL BANK OF SCOTLAND PLC,

as Syndication Agent,

EACH OF

CALYON NEW YORK BRANCH,

ROYAL BANK OF CANADA,

and

SUMITOMO MITSUI BANKING CORPORATION

as Documentation Agents,

SOCIETE GENERALE,

as Senior Managing Agent,

EACH OF

MIZUHO CORPORATE BANK, LTD.,

PNC BANK, NATIONAL ASSOCIATION,

UNITED OVERSEAS BANK LIMITED,

U.S. BANK NATIONAL ASSOCIATION,

and

BANK OF MONTREAL

as Managing Agents

and

THE FINANCIAL INSTITUTIONS INITIALLY SIGNATORY HERETO

AND THEIR ASSIGNEES PURSUANT TO SECTION 12.5,

as Lenders

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 22, 2006 by and among HOSPITALITY PROPERTIES TRUST (the “Borrower”), each of the financial institutions a party hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of May 23, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)          The Credit Agreement is amended by restating in full the definitions of “Applicable Margin” and “Termination Date” contained in Section 1.1. thereof as follows:

“Applicable Margin” means the percentage per annum determined, at any time, based on the range into which the Borrower’s Credit Rating then falls, in accordance with the levels in the table set forth in Schedule 1.1.(a) (each a “Level”). Any change in the Borrower’s Credit Rating which would cause it to move to a different Level in such table shall effect a change in the Applicable Margin on the Business Day on which such change occurs. During any period in which the Borrower has received Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the higher of such two Credit Ratings; provided, however, that if the ratings of S&P and Moody’s are two pricing Levels apart, then the Applicable Margin shall be based on the Level that falls between the Levels that correspond to the ratings of S&P and Moody’s. During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating. During any period for which the Borrower has not received a Credit Rating from either Rating Agency, then the Applicable Margin shall be determined based on Level 5.

“Termination Date” means October 24, 2010, or such later date to which the Termination Date may be extended pursuant to Section 2.15., or such earlier date on which the Commitments are terminated pursuant to Section 2.11., 10.2. or otherwise.

(b)          The Credit Agreement is amended by restating Section 3.6.(d) thereof in its entirety as follows:

(d)          Extension Fees. If, pursuant to Section 2.15., the Termination Date is extended, the Borrower agrees to pay to the Agent for the account of each Lender an extension fee equal to fifteen one-hundredths of one percent (0.15%) of each such Lender’s Commitment at the time of such extension. Payment of such fees shall be a condition precedent to the effectiveness of any such extension.

(c)          The Credit Agreement is amended by restating Section 9.1.(a) thereof in its entirety as follows:

(a)          Leverage Ratio. The ratio of (i) Total Indebtedness to (ii) Total Asset Value, to exceed 0.60 to 1.00 at any time.

(d)          The Credit Agreement is amended by restating Section 9.1.(d) thereof in its entirety as follows:

(d)          Unencumbered Leverage Ratio. The ratio of (i) Unencumbered Asset Value to (ii) Unsecured Indebtedness, to be less than 1.67 to 1.00 at any time.

(e)         Schedule 1.1.(a) to the Credit Agreement is hereby superseded and replaced by Schedule 1.1.(a) attached to this Amendment.

(f)           Schedule 1.1.(b) to the Credit Agreement is hereby superseded and replaced by Schedule 1.1.(b) attached to this Amendment.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)         A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b)        An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor (the “Guarantor Acknowledgement”);

(c)         An opinion of counsel to the Loan Parties addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(d)        Evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Agent, in connection with this Amendment have been paid; and

(e)        Such other documents, instruments and agreements as the Agent may reasonably request.

***

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a)         Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)         Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)         No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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                IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

HOSPITALITY PROPERTIES TRUST

By: /s/ Mark L. Kleifges
Name: Mark L. Kleifges
Title: Treasurer

THE AGENT AND THE LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Agent

By: /s/ Dean R. Whitehill
Name: Dean R. Whitehill
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Timothy J. McNaught
Name: Timothy J. McNaught
Title: Managing Director

ROYAL BANK OF CANADA

By: /s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

CALYON NEW YORK BRANCH

By: /s/ Joseph A. Asciolla
Name: Joseph A. Asciolla
Title: Managing Director

By: /s/ Authorized Signatory
Name: Authorized Signatory
Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: Joint General Manager

SOCIETE GENERALE

By: /s/ Michael P. Sassos
Name: Michael P. Sassos
Title: Director

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrew D. Coler
Name: Andrew D. Coler
Title: Senior Vice President

BANK OF MONTREAL

By: /s/ Aaron Lanski
Name: Aaron Lanski
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By: /s/ Makoto Murata
Name: Makoto Murata
Title: Deputy General Manager

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY

By: /s/ George Lim
Name: George Lim
Title: FVP & General Manager

By: /s/ Mario Sheng
Name: Mario Sheng
Title: AVP

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

U.S. BANK NATIONAL ASSCOCIATION

By: /s/ Joann St. Peter
Name: Joann St. Peter
Title: Vice President

BANK OF CHINA, NEW YORK BRANCH

By: /s/ Xiaojing Li
Name: Xiaojing Li
Title: General Manager

AMSOUTH BANK

By: /s/ Alan Browne
Name: Alan Browne
Title: Senior Vice President

THE BANK OF NEW YORK

By: /s/ David V. Fowler
Name: David V. Fowler
Title: Managing Director

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By: /s/ Henry Ching Rong Leu
Name: Henry Ching Rong Leu
Title: VP and General Manager

SUNTRUST BANK

By: /s/ W. John Wendler
Name: W. John Wendler
Title: Senior Vice President

BANK OF TAIWAN, LOS ANGELES BRANCH

By: /s/ Carol Tsai
Name: Carol Tsai
Title: Vice President and Deputy General Manager

CHANG HWA COMMERCIAL BANK, LTD.

By: /s/ Kang Yang
Name: Kang Yang
Title: AVP &AGM

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, LOS ANGELES BRANCH

By: /s/ Michael C. C. Juang
Name: Michael C. C. Juang
Title: VP and Deputy GM

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, NEW YORK AGENCY (KNOWN AS “MEGA INTERNATIONAL COMMERICAL BANK NEW YORK AGENCY”)

By: /s/ Nae-Yee Lung
Name: Nae-Yee Lung
Title: EVP and General Manager

CHIAO TUNG BANK CO., LTD.
NEW YORK AGENCY(KNOWN AS “MEGA INTERNATIONAL COMMERICAL BANK NEW YORK AGENCY”)

By: /s/ Nae-Yee Lung
Name: Nae-Yee Lung
Title: EVP and General Manager

BANK OF AMERICA, N.A.

By: /s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

MERRILL LYNCH BANK USA

By: /s/ Louis Adler
Name: Louis Adler
Title: Director

BANK HAPOALIM B.M.

By: /s/ Helen H. Gateson
Name: Helen H. Gateson
Title: Vice President

By: /s/ Lenroy Hackett
Name: Lenroy Hackett
Title: First Vice President

BANK OF COMMUNICATIONS CO., LTD.,
NEW YORK BRANCH

By: /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Lisa Barry
Name: Lisa Barry
Title: Vice President

COMERICA BANK

By: /s/ Jessica L. Kempf
Name: Jessica L. Kempf
Title: Vice President

THE FARMERS BANK OF CHINA, LOS ANGELES BRANCH

By: /s/ Henry Po-Chang Ho
Name: Henry Po-Chang Ho
Title: Vice President & General Manager

FIRST HAWAIIAN BANK

By: /s/ Charles L. Jenkins
Name: Charles L. Jenkins
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

By: /s/ Herbert Lai
Name: Herbert Lai
Title: Senior Vice President/General Manager

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By: /s/ Bruce M. J. Ju
Name: Bruce M. J. Ju
Title: VP & General Manager

MORGAN STANLEY BANK

By: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory

REGIONS BANK

By: /s/ Elaine B. Passman
Name: Elaine B. Passman
Title: Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with Hospitality Properties Trust]

HUA NAN COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH

By: /s/ Oliver C. H. Hsu
Name: Oliver C.H. Hsu
Title: VP and General Manager

HUA NAN COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By: /s/ Te-Chin Wang
Name: Te-Chin Wang
Title: Assistant Vice President

SCHEDULE 1.1(a)

Applicable Margin

Level	Borrower’s Credit Rating (S&P/Moody’s (other))	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	> BBB+/Baa1 (or equivalent)	0.375%	0.0%
2	BBB+/Baa1 (or equivalent)	0.425%	0.0%
3	BBB/Baa2 (or equivalent)	0.55%	0.0%
4	BBB-/Baa3 (or equivalent)	0.75%	0.0%
5	<BBB-/Baa3 (or equivalent)	1.00%	0.25%

SCHEDULE 1.1(b)

Facility Fee

Level	Facility Fee
1	0.125%
2	0.15%
3	0.15%
4	0.20%
5	0.25%

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of August 22, 2006 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Hospitality Properties Trust (the “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of May 23, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 23, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Acknowledgement as of the date and year first written above.

THE GUARANTORS:

HH HPT Suite Properties LLC
HH HPTCW II Properties LLC
HH HPTCY Properties LLC
HH HPTMI III Properties LLC
HH HPTRI Properties LLC
HH HPTWN Properties LLC
HPT CW Properties Trust
HPT HSD Properties Trust
HPT IHG Canada Properties Trust
HPT IHG GA Properties LLC
HPT IHG PR, Inc.
HPT IHG Properties Trust
HPT IHG-2 Properties Trust
HPTLA Properties Trust
HPT Smokey Mountain LLC
HPT Suite Properties Trust
HPTCY Properties Trust
HPTMI Hawaii, Inc.
HPTMI II Properties Trust
HPTMI Properties Trust
HPTRI Properties Trust
HPTSHC Properties Trust
HPTSY Properties Trust
HPTWN Properties Trust

By:
Name: Mark L. Kleifges
Title: Treasurer